UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2005

NetIQ Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26757	77-0405505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3553 North First Street, San Jose, CA 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 856-3000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On July 22, 2005, NetIQ Corporation (the “Company”) filed a current report on Form 8-K announcing that its Audit Committee had authorized management to prepare and implement a plan of organizational restructuring to take place principally in the first and second quarters of Fiscal 2006, consisting of headcount and realignment and movement of operations (“the Plan “). At the time of the filing, the Company was unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K with respect to the restructuring actions.

Pursuant to Item 2.05 of Form 8-K, the Company is now filing an amended Form 8-K to announce its determination of such estimates. In conjunction with the Plan, the Company presently estimates it will incur approximately $4 million to $5 million in cash charges and $18 million to $22 million in non-cash charges, consisting of the following: (i) approximately $2 million to $2.5 million of costs and cash outlays for one-time termination benefits; (ii) approximately $2 million to $2.5 million of costs and cash outlays for one-time retention benefits; and (iii) approximately $18 million to $22 million in non-cash charges in connection with the potential sale of its building in San Jose and relocation to smaller facilities. The non-cash charges and the cash charges will be incurred and the associated cash outlays will be made over the next fiscal year, ending June 30, 2006.

Safe Harbor Statement

Statements contained in this report regarding the Company’s future restructuring charges and all other statements in this report other than the recitation of historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: the impact of restructuring and other charges on the Company’s business and operations, and other risks listed from time to time in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2004, and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005. Forward-looking statements included herein speak only as of the date hereof and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation

By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Senior Vice President, General Counsel and Secretary

Date: August 9, 2005